Exhibit 99.1

Global Net Lease Second Quarter 2020 Investor Presentation

2 OVERVIEW 1. As used herein, investment grade includes both actual investment grade ratings of the tenant or guarantor, if available, or i mpl ied investment grade. Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of whether or not the parent has guaranteed the tenant’s obligation under the lease) or by using a proprie tar y Moody’s analytical tool, which generates an implied rating by measuring a company’s probability of default. Ratings information is as of June 30, 2020. For the second quarter 2020, GNL’s portfolio was 36% actual investment g rad e rated and 29% implied investment grade rated. Proactive Asset Management Program to Drive Long Term Portfolio Value Experienced Management Team Ability to Capitalize on Imbalance Between U.S. and European Markets to Deliver Superior Risk Adjusted Returns High - Quality, Mission Critical, Net Lease Focused Portfolio Long Duration Leases to Primarily Investment Grade Rated Tenants (1) Differentiated Strategy with International Diversification Strenuous Due Diligence and Underwriting Standards

3 PORTFOLIO HIGHLIGHTS Properties 296 Square Feet (millions) 34.6 Tenants 126 Industries 46 Countries 9 Leased 99.6% Weighted - Average Remaining Lease Term (1) 8.9 years % of SLR derived from Investment Grade Tenants (2)(3) 65.0% % of leases with contractual rent increases (4) 93.4% Portfolio Overview As of June 30 , 2020 unless otherwise noted. 1. Weighted - average remaining lease term in years is based on square feet as of June 30, 2020. 2. Refer to Investment Grade Rating definition included in the footnotes to page 4. Comprised of 36 % leased to tenants with an actual investment grade rating and 29% leased to tenants with an implied investment grade rating as of June 30, 2020. 3. Calculated as of June 30, 2020 using annualized straight - line rent (“SLR”) converted from local currency into USD as of June 30, 2020 for the in - place lease on the property on a straight - line basis, which includes tenant concessions such as free rent, as applicable. 4. Contractual rent increases include fixed percent or actual increases, or country CPI - indexed increases. Percentage of leases wit h rent increases is based on square feet as of June 30, 2020.

4 Approved Agreement (3) 2% Total Paid 98% Total Paid 99% Approved Agreement 1% Total Paid 100% Approved Agreement 2% Other (4) 1% Agreement Negotiation (5) 1% Total Paid 96% SECOND QUARTER CASH RENT COLLECTION GNL’s proactive and focused effort in response to the COVID - 19 pandemic resulted in 98% of second quarter Cash Rent (1) collected reinforced by our balance of mission critical industrial assets and high Investment Grade rated tenancy (2) Second Quarter Rent Collection (Total Portfolio) Second Quarter Rent Collection (United Kingdom) Second Quarter Rent Collection (United States) Second Quarter Rent Collection (Europe) Total Portfolio United States United Kingdom Europe Note: Second quarter Cash Rent collection as of July 15, 2020. Excludes second quarter Cash Rent or Approved Agreements approved after July 15, 2020 that would apply to seco nd quarter Cash Rent. With respect to second quarter Cash Rent as compared to data previously reported as of July 8, 2020, the a mou nt of second quarter Cash Rent in the various categories described herein increased or decreased as a result of additional payments of second quarter Cash Rent during the period and changes in the status of negotiations. This information may not be indicative of any future period and remains subject to changes based ongoing collection efforts and negotiation of additional agreements. The impact of the COVID - 19 pandemic on our rental revenue f or the third quarter of 2020 and thereafter cannot be determined at present. The ultimate impact on our future results of ope rat ions and liquidity will depend on the overall length and severity of the COVID - 19 pandemic, which management is unable to predict. 1. Represents total of all contractual rents on a cash basis due from tenants as stipulated in the originally executed lease agr eem ents at inception or any lease amendments thereafter prior to an Approved Agreement. 2. As used herein, investment grade includes both actual investment grade ratings of the tenant or guarantor, if available, or i mpl ied investment grade. Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of whether or not the parent has guaranteed the tenant’s obligation under the lease) or by using a proprietary Moody’s analytical tool, which generates an implied rating by measuring a company’s probability of default. Ratings information is as of June 30, 2020. For the second quarter 2020, GNL’s portfolio was 36% actual investment grade rated and 29% implied investment grade rated. 3. An amendment to the original lease agreement, or any lease amendments executed prior to this amendment, executed or approved by the tenant and landlord in light of COVID - 19 pandemic to defer a certain portion of cash rent. The typical Approved Agreement defers payment of approximately 30% o f the Cash Rent due for three months, with payment due during 2021. 4. Consists of tenants who have made a partial payment and/or tenants without active communication on a potential Deferral Agree men t. There can be no assurance that such Cash Rent will be collected. 5. Represents active tenant discussions where no Approved Agreement has yet been reached. There can be no assurance that we will be able to enter into an Approved Agreement on favorable terms, or at all.

5 TOP TWENTY TENANTS GNL received 99% of second quarter Cash Rent due from the Company’s top twenty Tenants (1) , representing 49% of the Company’s annual Cash Rent (2) Top Twenty Tenants Tenant Investment Grade Rating Country % of Q2’2020 Cash Rent Paid Annualized Cash Rent % Portfolio (2) Tenant Industry FedEx Baa2** U.S. & Canada 100% (3) 5% Freight GSA Aaa** U.S. 100% 4% Government Whirlpool Baa1* U.S. & Italy 100% 4% Consumer Goods Foster Wheeler Baa2 U.K. 100% 4% Engineering ING Aa3 NETH 100% 3% Financial Services Finnair Aa1** FIN 100% 3% Aerospace Penske Baa2 U.S. 100% 3% Logistics Contractors Steel Ba1* U.S. 100% 3% Metal Processing Quest Diagnostics Baa2 U.S. 100% 2% Healthcare Harper Collins Aa3 U.K. 100% 2% Publishing Sagemcom Baa2* FRAN 100% 2% Telecommunications Deutsche Bank BBB+*** LUX 100% 2% Financial Services Tokmanni Baa3** FIN 100% 2% Discount Retail Trinity Aa3** U.S. 88% (4) 2% Healthcare Klaussner Furniture Industries B2* U.S. 100% 2% Home Furnishings Encompass Health Ba3 U.S. 100% 2% Healthcare AT&T Baa2** U.S. 100% 2% Telecommunications Nimble Storage Baa2** U.S. 100% 1% Technology Sandoz A1** U.S. 100% 1% Pharmaceuticals Crown Crest Ba1* U.K. 100% 1% Retail Food Distribution Top 20 Tenants 99% 49% Ratings information a s of June 30, 2020. *Represents Moody’s Implied Rating. ** Represents Tenant Parent Rating even if not a guarantor on the lease . ***Represents S&P Rating. Note: Second quarter Cash Rent collection data as of July 15, 2020. Excludes second quarter Cash Rent or Deferral Agreements exe cuted or approved after July 15, 2020 that would apply to second quarter Cash Rent. 1. Based on SLR. Refer to SLR definition included in the footnotes on page 5. 2. Represents annualized base rent per lease agreement as of June 30, 2020. 3. Excludes expected rent from 4 newly acquired international properties. 4. As agreed upon in the Approved Agreement with respective tenant.

6 WELL BALANCED PORTFOLIO As of June 30, 2020. 1. Metric based on SLR . Refer to SLR definition included in the footnotes on page 5. 2. Refer to Investment Grade Rating definition included in the footnotes on page 4. Credit Rating (1) Tenant Industry (1) Geography (1) Asset Type (1) (2) United States 63% United Kingdom 16% The Netherlands 5% Finland 5% France 4% Germany 3% Luxembourg 2% Italy , Puerto Rico and Canada 2% Industrial / Distribution 47% Office 48% Retail 5% Financial Services 10% Healthcare 8% Technology 7% Consumer Goods 5% Aerospace 5% Freight 5% Government 5% Metal Processing 5% Logistics 5% Telecommunications 4% Auto Manufacturing 4% Energy 4% Pharmaceuticals 4% Engineering 3% All Other 26% Investment Grade 65% Non - Investment Grade 35%

7 Tenant Rating Country Property Type % of SLR (1) Baa2** U.S. / Canada Distribution 5% Baa1* U.S. / Italy Industrial / Distribution 4% Aaa** U.S. Office 4% Baa3* U.K. Office 3% Aa3 NETH Office 3% Aa1** FIN Industrial 3% Baa2 U.S. Distribution 3% Ba1* U.S. Industrial 3% Aa3 U.S. Office 2% Aa3 U.K. Distribution 2% WELL DIVERSIFIED TENANT BASE Top Ten Tenants As of June 30, 2020. *Represents Moody’s Implied Rating. ** Represents Tenant Parent Rating even if not a guarantor on the lease. 1. Metric based on SLR. Refer to SLR definition included in the footnotes on page 5. Top Ten Tenants Represent 32% of SLR (1)

8 Office Distribution Industrial FOCUS ON HIGH - QUALITY TENANTS Only Focused on Markets with Quality Sovereign Debt Ratings (S&P) U.S. Luxembourg Germany The Netherlands Canada Finland U.K. France Italy AA+ AAA AAA AAA AAA AA+ AA AA BBB Best - in - class portfolio leased to largely Investment Grade Rated Tenants (1) in well established markets in the U.S. and Europe 1. Refer to Investment Grade Rating definition included in the footnotes on page 4.

9 DIFFERENTIATED INVESTMENT STRATEGY Geography Asset Type Property Fundamentals Credit Quality Structure and Pricing Focused on primarily single - tenant commercial properties to generate superior risk - adjusted returns • Focus on the U.S. and strong sovereign debt rated countries in Continental Europe • Mission critical, single tenant net lease corporate and headquarter sites • Strategically located industrial and distribution facilities • In - house financial and credit review using Moody’s analytics • Continuous monitoring of improving or deteriorating credit quality for asset management opportunities • Analysis of property condition and local market changes • Concentration on long term net leases with contractual rent increases • Deposits and covenants help to further protect deployment of capital

10 *Represents Moody’s Implied Rating’ ** Represents Tenant or Guarantor Parent Rating even if not a guarantor on the lease. 1. Represents the contract purchase price and excludes acquisitions costs which are capitalized per GAAP. 2. Average capitalization rate is a rate of return on a real estate investment property based on the expected, annualized SLR th at the property will generate under its existing lease. Average capitalization rate is calculated by dividing the annualized SLR th e property will generate (before debt service and depreciation and after fixed costs and variable costs) and the purchase price of the property. The weighted - average capitalization rate is based upon square footage as of the date of acquisition. 3. Represents remaining lease term as of closing date, or expected closing date, and is weighted based on square feet. 4. Based on information as of July 31, 2020. The LOI is non - binding and may not lead to a definitive agreement on the contemplated terms, or at all. A cquisition Name A cquisition Status Credit Rating Property Type Purchase Price (in millions) (1) Average Cap Rate (2) Lease Term Remaining (3) Viavi Solutions Closed: Q1’2020 Baa2* Office $9.4 12.5 CSTK Closed: Q1’2020 B2* Industrial $12.5 10.2 Metal Technologies Closed: Q1’2020 B2* Industrial $1.2 14.1 Whirlpool Closed: Q1’2020 Baa1 Office/Industrial $25.2 11.7 Fedex Closed: Q1’2020 Baa2** Distribution $3.3 19.3 Klaussner Industrial Closed: Q1’2020 B2* Industrial/Distribution $62.4 20.0 Klaussner Industrial Closed: Q2’2020 B2* Industrial $7.4 19.8 Plasma Closed: Q2’2020 B2* Office $19.8 11.3 NSA Closed: Q2’2020 B3** Industrial $3.8 19.8 Total Closed 2020 $144.9 8.5% 18.8 Johnson Controls Executed LOI – Expected: Q3’2020 Baa2 Office/Industrial $30.5 15.0 Total Q3’2020 Pipeline (4) $30.5 7.4% 15.0 Total Closed + Q3’2020 Pipeline $175.5 8.5% 18.6 2020 ACQUISITION ACTIVITY Acquisitions represent management’s ability to leverage direct relationships with landlords and developers to generate off - market transactions, allowing the Company to achieve what it believes to be better than market cap rates

11 GEOGRAPHIC BALANCE (AS OF JUNE 30, 2020) 1. Refer to basis for metric calculation included in the footnotes on page 5. 2. Metric based on SLR. Refer to SLR definition included in the footnotes on page 5. U.S. and Canada Number of Assets: 231 Weighted - Average Remaining Lease Term: 9.4 years (1) % of GNL SLR: 64.6% (2) Europe Number of Assets: 65 Weighted - Average Remaining Lease Term: 7.6 years (1) % of GNL SLR: 35.4% (2)

12 Office 48% Industrial/Distribution 47% Retail 5% PORTFOLIO COMPARISON: Q2 2020 VS Q2 2019 Continued Focus towards United States Industrial and Distribution Properties Office 53% Industrial/Distribution 41% Retail 6% United States 58% Europe 42% Property Type Concentration (1) Geographic Concentration (1) As of June 30, 2019 As of June 30, 2019 As of June 30, 2020 2020 vs 2019: Industrial / Distribution concentration increased to 47% from 41%, providing a robust foundation for second quarter Cash Rent collection United States & Canada 65% Europe 35% As of June 30, 2020 2020 vs 2019: United States & Canada geographic concentration increased to 65% from 58% as GNL took advantage of attractive opportunities in the U.S. and will continue to monitor and explore potential European acquisitions 1. Metric based on SLR. Refer to SLR definition included in the footnotes on page 5.

13 Transaction Overview Tenant Talecris Plasma Resources, Inc. (2) Biomat USA, Inc. (3) KEDPlasma, LLC (1) Property Type Specialty Office Credit Rating Talecris Plasma Resources, Inc. – Moody’s: Implied Ba1 Biomat USA, Inc. – Moody’s: Implied B2 Locations OH (2), PA (1), VA (1), IA (1), NV (1) Square Feet 72,349 Lease Term (years) 11.3 Tenant • Talecris Plasma and Biomat USA, two of the three tenants, are wholly owned subsidiaries of Grifols, a global healthcare company with more than 20,000 employees in 25 countries. • Grifols produces and markets life - saving, plasma - derived medicines, diagnostic systems, and hospital pharmacy products that are used to treat patients in more than 100 countries worldwide. • KEDPlasma LLC, a subsidiary of Kedrion S.p.A., is an international company that produces and distributes plasma - derived medicinal products for use in treating severe diseases, disorders, and conditions. Property • The 72,000 SF portfolio features six, specialty offices operating as plasma donation centers well diversified across the United States. • The in - place, long - term leases have an average remaining lease term of 11.3 years and feature 2.0% - 3.0% annual rent increases. SECOND QUARTER ACQUISITION: PLASMA PORTFOLIO Property and Tenant Overview • US exports of Plasma, vaccines, and blood increased 11.7% through the first 6 months of 2019 as compared to the same period the previous year

14 James L. Nelson Chris Masterson Chief Financial Officer, Treasurer and Secretary FULLY ALIGNED MANAGEMENT STRUCTURE No transactional fees allows for low general and administrative costs, which allows AR Global to provide greater resources at a lower cost (1) Lower Overhead Costs AR Global has sponsored or co - sponsored 15 REITs which have acquired more than $40 billion of real estate since 2007 Experience The audit, compensation, nominating and corporate governance and conflicts committees are comprised of independent directors Corporate Governance Performance Alignment Management structure aligned to compensate based on operational outperformance, in turn delivering increased value to shareholders Company is supported by a dedicated financial accounting and reporting team, and maintains its own financial reporting processes, controls, and procedures Operational Efficiencies • Currently serves as Chief Financial Officer of New York City REIT • Previously served as Chief Accounting Officer of Global Net Lease • Past experience includes accounting positions with Goldman Sachs and KPMG • Certified Public Accountant in New York State 1. As compared to fees associated with the prior management contract. Fully integrated external management team creates highly scalable platform with an acquisition pipeline generated by a proven, country - focused origination network • Joined GNL as an Independent Board Member on March 2017 • Mr. Nelson currently serves as a Board and Audit committee Member for Caesars Entertainment Corp. (since 2019) and Lead Director and Audit committee member of Herbalife Nutrition Ltd. (board member since 2014) and previously a Board and Audit committee Member at Icahn Enterprises from 2001 - 2019 • Previously served as CEO of Orbitex Management, a financial services company, and Eaglescliff Corporation, a specialty investment banking, consulting and wealth management company Chief Executive Officer and President

15 5.7 5.8 5.4 5.2 3.0% 3.0% 3.1% 3.2% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Weighted-Average Maturity Weighted-Average Interest Rate $1,744 $1,814 $1,814 $1,497 $171 $268 $268 $244 $1,382 $1,287 $1,249 $1,303 $494 $602 $790 $744 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Common Equity Preferred Equity Mortgage Debt Credit Facility GNL CAPITAL STRUCTURE GNL maintained robust financial flexibility during the second quarter with a cash position of $317 million while completing various financings at historically low interest rates Debt Maturity and Interest Expense by Quarter (1) GNL Capital Structure by Quarter (1) (in millions) (years) (WAVG interest expense) 1. As of the final day of the applicable quarter or for the applicable quarter (based on closing price for common equity and preferred equity) .

16 Q2 2020 Key Highlights • Closed on over $145 million of acquisitions through the second quarter plus Q3’2020 pipeline of $31 million to be acquired at a weighted average cap rate of 7.4% (1) • Collected over 98% of second quarter Cash Rent due including 99% of Cash Rent due from the Company’s top twenty tenants (2) , representing 49% of the Company’s annual Cash Rent • Increased annualized straight - line rent derived from industrial and distribution assets from 41% to 47% year over year • Year over year, GNL extended the weighted average remaining lease term of the portfolio from 8.0 years to 8.9 years (3) as we identified and took advantage of attractive, long - dated, industrial and distribution opportunities in the U.S. • Ample liquidity of $331 million, including $317 million of cash and cash equivalents and $14 million available for future borrowings under the Company's revolving credit facility, to ensure financial flexibility in response to COVID - 19 • In the second quarter, GNL completed The French Multi - Property Financing for €70 million, securing 7 properties at a fixed interest rate of 2.49% by swap • Subsequent to quarter end, GNL completed the Whirlpool financing for $88 million, securing 6 properties previously on the Company’s credit facility, at a fixed interest rate of 3.45% by swap PERFORMANCE METRICS 1. Refer to slide 10 for further details. 2. Refer to slide 5 for additional information on our top 20 tenants. 3. Refer to basis for metric calculation included in the footnotes on page 3. For the second quarter 2019, weighted - average remaini ng lease term in years is based on square feet as of June 30, 2019. 4. Adjusted Funds from Operations (“AFFO”). See “Non - GAAP measures” on pages 23 for a description of AFFO and pages 27 for a reconc iliation of AFFO to net income, the most directly comparable GAAP Financial measure. Q2 2020 Q2 2019 Revenue from Tenants $81.1 million $76.1 million Net Income $5.5 million $15.3 million AFFO (4) $39.8 million $40.1 million Dividends Paid to Common Stockholders $35.8 million $14.9 million Weighted - Average Shares Outstanding, Fully Diluted 90.1 million 85.2 million

17 $0 $0 $0 $333 $218 $768 $345 $404 $0 $200 $400 $600 $800 $1,000 2020 2021 2022 2023 2024 Thereafter Mortgages Credit Facility 0% 1% 5% 7% 13% 9% 6% 2% 57% DEBT OVERVIEW Metric Q2’2020 Net Debt to Enterprise Value (1) 50.1% Net Debt to Adjusted EBITDA (annualized) (2) 7.2x Interest Coverage Ratio (3) 3.9x Weighted - Average Interest Rate (4) 3.2% Weighted - Average Debt Maturity (5) 5.2 Years Floating Rate / Fixed Rate (6) 13% / 87% Debt Metrics Debt by Currency Debt Maturity 1. Enterprise value of $3.1 billion is calculated based on the June 30, 2020 closing price of $16.73 per common share, $24.31 pe r S eries A Preferred Share, $122.95 per Series B Preferred Share and net debt of $1.7 billion, comprised of the principal amount of GNL’s debt totaling $2.0 billion less cash and cash equivalents totaling $317 million, as of June 30, 2020. Enterprise value is calculated based on th e J une 28, 2019 closing price of $19.62 per common share and $25.50 per preferred share, and net debt of $1.7 billion, comprised of the principal amount of GNL’s debt totaling $1.8 billion less cash and cash equivalents totaling $178.7 million, as of June 30, 2019. 2. For the second quarter 2020, represents net debt equal to $1.7 billion (total debt outstanding of $2.0 billion less cash and cas h equivalents of $317 million) to Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”), annuali zed based on second quarter 2020 Adjusted EBITDA multiplied by four. For the second quarter 2019, represents net debt equal to $1.6 billion (total debt o uts tanding of $1.8 billion less cash and cash equivalents of $178.7 million) to Adjusted EBITDA annualized based on second quart er 2019 Adjusted EBITDA multiplied by four. See “Non - GAAP Measures” on page 25 for a description of Adjusted EBITDA. 3. The interest coverage ratio is calculated by dividing Adjusted EBITDA for the applicable quarter by cash paid for interest (c alc ulated based on the interest expense less non - cash portion of interest expense including amortization of mortgage (discount) pre mium, net). See “Non - GAAP Measures” page 28 for a reconciliation of Adjusted EBITDA and cash paid for interest. 4. The weighted - average interest rate cost is based on the outstanding principal balance of the debt of the applicable quarter. 5. Weighted average debt maturity based on outstanding principal balance of the debt as of the last day of the applicable quarte r. 6. Fixed rate debt includes floating rate debt fixed by swaps. 7. Weighted - average remaining lease term in years is based on square feet as of the last day of the applicable quarter. Weighted - Average Remaining Lease Term: 8.9 years (7) Lease Expiration Schedule (% of SF Per Year) (in millions) USD 46% EUR 38% GBP 16%

18 COMPREHENSIVE HEDGING PROGRAM Hedging Foreign Currency Exchange Risk • Provides protection against unfavorable movements in EUR and GBP versus the U.S. Dollar associated with the Company’s foreign property operations Interest Rate Swaps: Fixing Interest on Floating Rate Debt • Cost effective tools that mitigate against adverse fluctuations in interest rates; effectively acting to convert variable rate debt into fixed rate debt resulting in reduced exposure to variability in cash flows related to interest payments GNL continues to employ a comprehensive hedging program, with a number of components designed to limit the impact of currency and interest rate movements to its European portfolio

19 The statements in this presentation that are not historical facts may be forward - looking statements . These forward - looking statements involve risks and uncertainties that could cause actual results or events to be materially different . In addition, words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “would,” or similar expressions indicate a forward - looking statement, although not all forward - looking statements contain these identifying words . Any statements referring to the future value of an investment in GNL, as well as the success that GNL may have in executing its business plan, are also forward - looking statements . There are a number of risks, uncertainties and other important factors that could cause GNL’s actual results to differ materially from those contemplated by such forward - looking statements, including those risks, uncertainties and other important factors set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of GNL’s Annual Report on Form 10 - K for the year ended December 31 , 2019 filed with the SEC on February 28 , 2020 , GNL's Quarterly Report on Form 10 - Q for the quarter ended March 31 , 2020 filed with the SEC on May 7 , 2020 and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in GNL’s subsequent reports . Further, forward looking statements speak only as of the date they are made, and GNL undertakes no obligation to update or revise forward - looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law . This presentation contains certain statements that are the Company’s and Management’s hopes, intentions, beliefs, expectations, or projections of the future and might be considered to be forward - looking statements under Federal Securities laws . Prospective investors are cautioned that any such forward - looking statements are not guarantees of future performance, and involve risks and uncertainties . The company’s actual future results may differ significantly from the matters discussed in these forward - looking statements, and we may not release revisions to these forward - looking statements to reflect changes after we’ve made the statements . FORWARD LOOKING STATEMENTS

20 RISK FACTORS The following are some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward - looking statements . • All of our executive officers are also officers, managers, employees or holders of a direct or indirect controlling interest in the Advisor and other entities affiliated with AR Global Investments, LLC ("AR Global") . As a result, our executive officers, the Advisor and its affiliates face conflicts of interest, including significant conflicts created by the Advisor's compensation arrangements with us and other investment programs advised by AR Global affiliates and conflicts in allocating time among these investment programs and us . These conflicts could result in unanticipated actions . Because investment opportunities that are suitable for us may also be suitable for other investment programs advised by affiliates of AR Global, the Advisor and its affiliates face conflicts of interest relating to the purchase of properties and other investments and these conflicts may not be resolved in our favor . • We are obligated to pay fees which may be substantial to the Advisor and its affiliates . • We depend on tenants for our rental revenue and, accordingly, our rental revenue is dependent upon the success and economic viability of our tenants . • Increases in interest rates could increase the amount of our debt payments . • Adverse changes in exchange rates may reduce the net income and cash flow associated with our properties located outside of the United States ("U . S . ") . • The Advisor may not be able to identify a sufficient number of property acquisitions satisfying our investment objectives on a timely basis and on acceptable terms and prices, or at all . • We may be unable to continue to raise additional debt or equity financing on attractive terms, or at all, and there can be no assurance we will be able to fund future acquisitions . • We may be unable to repay, refinance, restructure or extend our indebtedness as it becomes due . • Provisions in our credit facility may limit our ability to pay dividends on our common stock, $ 0 . 01 par value per share (“Common Stock”), our 7 . 25 % Series A Cumulative Redeemable Preferred Stock, $ 0 . 01 par value per share (“Series A Preferred Stock”), our 6 . 875 % Series B Cumulative Redeemable Perpetual Preferred Stock, $ 0 . 01 par value per share (“Series B Preferred Stock”), or any other stock we may issue .

21 RISK FACTORS (CONTINUED) • If we are not able to increase the amount of cash we have available to pay dividends, including through additional cash flows we expect to generate from completing acquisitions, we may have to reduce dividend payments or identify other financing sources to fund the payment of dividends at their current levels . • There can be no assurance we will complete acquisitions on a timely basis or on acceptable terms and conditions, if at all . • We may be unable to pay or maintain cash dividends or increase dividends over time . • We may not generate cash flows sufficient to pay dividends to our stockholders or fund operations, and, as such, we may be forced to borrow at unfavorable rates to pay dividends to our stockholders or fund our operations . • Any dividends that we pay on our Common Stock, our Series A Preferred Stock, our Series B Preferred Stock, or any other stock we may issue may exceed cash flows from operations, reducing the amount of capital available to invest in properties . • We are subject to risks associated with our international investments, including risks associated with compliance with and changes in foreign laws, fluctuations in foreign currency exchange rates and inflation . • We are subject to risks associated with a pandemic, epidemic or outbreak of a contagious disease, such as the ongoing global COVID - 19 pandemic, including negative impacts on our tenants and their respective businesses . • We are subject to risks associated with any dislocations or liquidity disruptions that may exist or occur in the credit markets of the U . S . , Canada and Europe from time to time, including disruptions and dislocations caused by the ongoing COVID - 19 pandemic . • We may fail to continue to qualify, as a real estate investment trust for U . S . federal income tax purposes ("REIT"), which would result in higher taxes, may adversely affect operations and would reduce the trading price of our Common Stock, Series A Preferred Stock, and Series B Preferred Stock, and our cash available for dividends or other distributions . • We may be exposed to risks due to a lack of tenant diversity, investment types and geographic diversity . • We are exposed to changes in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, and changes in conditions of U . S . or international lending, capital and financing markets, including as a result of the U . K . 's withdrawal from the European Union or any other events that create, or give the impression they could create, economic or political instability in Europe, which may cause the revenue derived from, and the market value of, properties located in the United Kingdom and continental Europe to decline .

22 PROJECTIONS • This presentation includes estimated projections of future operating results . These projections were not prepared in accordance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections . This information is not fact and should not be relied upon as being necessarily indicative of future results ; the projections were prepared in good faith by management and are based on numerous assumptions that may prove to be wrong . Important factors that may affect actual results and cause the projections to not be achieved include, but are not limited to, risks and uncertainties relating to the company and other factors described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of GNL’s Annual Report on Form 10 - K for the year ended December 31 , 2019 filed with the SEC on February 28 , 2020 , GNL's Quarterly Report on Form 10 - Q for the quarter ended March 31 , 2020 filed with the SEC on May 7 , 2020 and subsequent Quarterly Reports on Form 10 - Q filed with the SEC . The projections also reflect assumptions as to certain business decisions that are subject to change . As a result, actual results may differ materially from those contained in the estimates . Accordingly, there can be no assurance that the estimates will be realized . • This presentation also contains estimates and information concerning our industry and tenants, including market position, market size, and growth rates of the markets in which we participate, that are based on industry publications and other third - party reports . This information involves a number of assumptions and limitations, and you are cautioned not to give undue weight to these estimates . We have not independently verified the accuracy or completeness of the data contained in these publications and reports . The industry in which we operate is subject to a high degree of uncertainty and risk due to variety of factors, including those described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of GNL’s Annual Report on Form 10 - K for the year ended December 31 , 2019 filed with the SEC on February 28 , 2020 , GNL's Quarterly Report on Form 10 - Q for the quarter ended March 31 , 2020 filed with the SEC on May 7 , 2020 and subsequent Quarterly Reports on Form 10 - Q filed with the SEC . These and other factors could cause results to differ materially from those expressed in these publications and reports .

23 DEFINITIONS • Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts ("NAREIT"), an industry trade group, has promulgated a measure known as funds from operations ("FFO"), which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT . FFO is not equivalent to net income or loss as determined under accounting principles generally accepted in the United States ("GAAP") . • We calculate FFO, a non - GAAP measure, consistent with the standards established over time by the Board of Governors of NAREIT, as restated in a White Paper approved by the Board of Governors of NAREIT effective in December 2018 (the "White Paper") . The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding depreciation and amortization related to real estate, gain and loss from the sale of certain real estate assets, gain and loss from change in control and impairment write - downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity . Our FFO calculation complies with NAREIT's definition . • The historical accounting convention used for real estate assets requires straight - line depreciation of buildings and improvements, and straight - line amortization of intangibles, which implies that the value of a real estate asset diminishes predictably over time . We believe that, because real estate values historically rise and fall with market conditions, including inflation, interest rates, unemployment and consumer spending, presentations of operating results for a REIT using historical accounting for depreciation and certain other items may be less informative . Historical accounting for real estate involves the use of GAAP . Any other method of accounting for real estate such as the fair value method cannot be construed to be any more accurate or relevant than the comparable methodologies of real estate valuation found in GAAP . Nevertheless, we believe that the use of FFO, which excludes the impact of real estate related depreciation and amortization, among other things, provides a more complete understanding of our performance to investors and to management, and, when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which may not be immediately apparent from net income . However, FFO, core funds from operations ("Core FFO") and adjusted funds from operations (“AFFO”), as described below, should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income or in its applicability in evaluating our operating performance . The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non - GAAP FFO, Core FFO and AFFO measures and the adjustments to GAAP in calculating FFO, Core FFO and AFFO . Other REITs may not define FFO in accordance with the current NAREIT definition (as we do) or may interpret the current NAREIT definition differently than we do or calculate Core FFO or AFFO differently than we do . Consequently, our presentation of FFO, Core FFO and AFFO may not be comparable to other similarly titled measures presented by other REITs . Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect the proportionate share of adjustments for non - controlling interest to arrive at FFO, Core FFO and AFFO, as applicable . • We consider FFO, Core FFO and AFFO useful indicators of our performance . Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gain or loss from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful - life estimates), FFO facilitates comparisons of operating performance between periods and between other REITs .

24 DEFINITIONS (CONTINUED) • In calculating Core FFO, we start with FFO, then we exclude certain non - core items such as acquisition, transaction and other costs, as well as certain other costs that are considered to be non - core, such as debt extinguishment costs, fire loss and other costs related to damages at our properties . The purchase of properties, and the corresponding expenses associated with that process, is a key operational feature of our core business plan to generate operational income and cash flows in order to make dividend payments to stockholders . In evaluating investments in real estate, we differentiate the costs to acquire the investment from the subsequent operations of the investment . We also add back non - cash write - offs of deferred financing costs and prepayment penalties incurred with the early extinguishment of debt which are included in net income but are considered financing cash flows when paid in the statement of cash flows . We consider these write - offs and prepayment penalties to be capital transactions and not indicative of operations . By excluding expensed acquisition, transaction and other costs as well as non - core costs, we believe Core FFO provides useful supplemental information that is comparable for each type of real estate investment and is consistent with management's analysis of the investing and operating performance of our properties . • In calculating AFFO, we start with Core FFO, then we exclude certain income or expense items from AFFO that we consider more reflective of investing activities, other non - cash income and expense items and the income and expense effects of other activities that are not a fundamental attribute of our business plan . These items include early extinguishment of debt and other items excluded in Core FFO as well as unrealized gain and loss, which may not ultimately be realized, such as gain or loss on derivative instruments, gain or loss on foreign currency transactions, and gain or loss on investments . In addition, by excluding non - cash income and expense items such as amortization of above - market and below - market leases intangibles, amortization of deferred financing costs, straight - line rent and equity - based compensation from AFFO, we believe we provide useful information regarding income and expense items which have a direct impact on our ongoing operating performance . We also include the realized gain or loss on foreign currency exchange contracts for AFFO as such items are part of our ongoing operations and affect the current operating performance of the Company . By providing AFFO, we believe we are presenting useful information that can be used to better assess the sustainability of our ongoing operating performance without the impact of transactions or other items that are not related to the ongoing performance of our portfolio of properties . AFFO presented by us may not be comparable to AFFO reported by other REITs that define AFFO differently . • In calculating AFFO, we exclude certain expenses, which under GAAP are characterized as operating expenses in determining operating net income . All paid and accrued merger, acquisition, transaction and other costs (including prepayment penalties for debt extinguishments) and certain other expenses negatively impact our operating performance during the period in which expenses are incurred or properties are acquired will also have negative effects on returns to investors, but are not reflective of our on - going performance . Further, under GAAP, certain contemplated non - cash fair value and other non - cash adjustments are considered operating non - cash adjustments to net income . In addition, as discussed above, we view gain and loss from fair value adjustments as items which are unrealized and may not ultimately be realized and not reflective of ongoing operations and are therefore typically adjusted for when assessing operating performance .

25 DEFINITIONS (CONTINUED) • Excluding income and expense items detailed above from our calculation of AFFO provides information consistent with management's analysis of the operating performance of the Company . Additionally, fair value adjustments, which are based on the impact of current market fluctuations and underlying assessments of general market conditions, but can also result from operational factors such as rental and occupancy rates, may not be directly related or attributable to our current operating performance . By excluding such changes that may reflect anticipated and unrealized gain or loss, we believe AFFO provides useful supplemental information . • As a result, we believe that the use of FFO, Core FFO and AFFO, together with the required GAAP presentations, provide a more complete understanding of our performance including relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities . • We believe that earnings before interest, taxes, depreciation and amortization (“EBITDA”) adjusted for acquisition, transaction and other costs, other non - cash items and including our pro - rata share from unconsolidated joint ventures ("Adjusted EBITDA") is an appropriate measure of our ability to incur and service debt . Adjusted EBITDA should not be considered as an alternative to cash flows from operating activities, as a measure of our liquidity or as an alternative to net income as an indicator of our operating activities . Other REITs may calculate Adjusted EBITDA differently and our calculation should not be compared to that of other REITs . • NOI is a non - GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, less discontinued operations, interest, other income and income from preferred equity investments and investment securities, plus corporate general and administrative expense, acquisition, transaction and other costs, depreciation and amortization, other non - cash expenses and interest expense . We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level . Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets and to make decisions about resource allocations . Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition activity on an unlevered basis, providing perspective not immediately apparent from net income . NOI excludes certain components from net income in order to provide results that are more closely related to a property's results of operations . For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level . In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level . NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently . We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income (loss) as presented in our consolidated financial statements . NOI should not be considered as an alternative to net income (loss) as an indication of our performance or to cash flows as a measure of our liquidity . • Cash NOI, is a non - GAAP financial measure that is intended to reflect the performance of our properties . We define Cash NOI as net operating income (which is separately defined herein) excluding amortization of above/below market lease intangibles and straight - line adjustments that are included in GAAP lease revenues . We believe that Cash NOI is a helpful measure that both investors and management can use to evaluate the current financial performance of our properties and it allows for comparison of our operating performance between periods and to other REITs . Cash NOI should not be considered as an alternative to net income, as an indication of our financial performance, or to cash flows as a measure of liquidity or our ability to fund all needs . The method by which we calculate and present Cash NOI may not be directly comparable to the way other REITs present Cash NOI .

26 NON – GAAP RECONCILIATIONS Three Months Ended June 30, 2020 June 30, 2019 EBITDA: Net income (loss) $ 5,530 $ 15,328 Depreciation and amortization 33,984 31,084 Interest expense 17,529 15,689 Income tax expense 691 780 EBITDA 57,734 62,881 Equity based compensation 2,513 2,429 Acquisition, transaction and other costs 33 847 Gain (loss) on dispositions of real estate investments 153 (6,923) Gains (loss) on derivative instruments 317 (1,390) Unrealized (income) loss on undesignated foreign currency advances and other hedge ineffectiveness — — Loss on extinguishment of debt 309 765 Other (income) loss (71) (19) Adjusted EBITDA 60,988 58,590 Operating fees to related parties 8,874 8,162 General and administrative 3,412 2,318 NOI 73,274 69,070 Amortization of above - and below - market leases and ground lease assets and liabilities, net 204 344 Straight - line rent (3,068) (1,931) Cash NOI $ 70,410 $ 67,483 Cash Paid for Interest: Interest Expense $ 17,529 $ 15,689 Non - cash portion of interest expense (1,847) (1,177) Amortization of mortgage discounts premiums, net (3) (100) $ 15,679 $ 14,412

27 FFO AND AFFO RECONCILIATIONS Three Months Ended June 30, 2020 June 30, 2019 Funds from operations (FFO): Net income (loss) attributable to common stockholders (in accordance with GAAP) $ 966 $ 12,621 Depreciation and amortization 33,984 31,084 Gain (loss) on dispositions of real estate investments (153) (6,923) FFO (as defined by NAREIT) attributable to stockholders 35,103 36,782 Acquisition, transaction and other costs 33 847 Loss on extinguishment of debt 309 765 Core FFO attributable to stockholders 35,445 38,394 Non - cash equity based compensation 2,513 2,429 Non - cash portion of interest expense 1,847 1,177 Amortization of above and below - market leases and ground lease assets and liabilities, net 204 344 Straight - line rent (3,068) (1,931) Straight - line rent (rent deferral agreement) (1) 1,508 — Eliminate unrealized (gains) losses on foreign currency transactions 1,325 (455) Amortization of mortgage discounts and premiums, net 3 100 Adjusted funds from operations (AFFO) attributable to stockholders $ 39,777 $ 40,058 Basic weighted - average shares outstanding 89,470 83,847 Diluted weighted - average shares outstanding 90,103 85,166 Net income (loss) per share attributable to common stockholders $ 0.01 $ 0.15 FFO per share $ 0.39 $ 0.43 Core FFO per share $ 0.39 $ 0.45 AFFO per share $ 0.44 $ 0.47 Dividends declared $ 35,810 $ 14,940 1. Represents the amount of deferred rent pursuant to lease negotiations which qualify for FASB relief for which rent was deferr ed but not reduced. These amounts are included in the straight - line rent balances but are considered to be cash is expected to be collected.

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